UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2003
                                                         ------------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


             1-9997                                      59-2898045
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    (Commission File Number)                  (IRS Employer Identification No.)

225 NE MIZNER BOULEVARD, SUITE 200
       BOCA RATON, FLORIDA                                 33432
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(Address of Principal Executive Offices)                (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure.

Koger Equity, Inc. announced a quarterly dividend on common stock of $0.35 per share to be paid on February 5, 2004, to shareholders of record on December 31, 2003, as more particularly described in its News Release, dated November 11, 2003, a copy of which is attached hereto as Exhibit 99(a) and by this reference made a part hereof.

Koger Equity, Inc. announced a quarterly dividend on preferred stock of $0.56666 per share to be paid on December 15, 2003, to shareholders of record on December 1, 2003, as more particularly described in its News Release, dated November 11, 2003, a copy of which is attached hereto as Exhibit 99(b) and by this reference made a part hereof.

Koger Equity, Inc. announced the appointment of Mark Cypert as Senior Vice President of the Company's Texas Division, as more particularly described in its News Release, dated November 11, 2003, a copy of which is attached hereto as
Exhibit 99(c) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit
         -------  ----------------------
          99(a)   Koger Equity, Inc. News Release, dated November 11, 2003.

          99(b)   Koger Equity, Inc. News Release, dated November 11, 2003.

          99(c)   Koger Equity, Inc. News Release, dated November 11, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           KOGER EQUITY, INC.




           Dated:  November 14, 2003       By:     /s/   Todd J. Amara
                                                   -------------------------
                                                         Todd J. Amara
                                           Title:        Vice President

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

          Exhibit
          Number   Description of Exhibit
          ------   ----------------------
           99(a)   Koger Equity, Inc. News Release, dated November 11, 2003.

           99(b)   Koger Equity, Inc. News Release, dated November 11, 2003.

           99(c)   Koger Equity, Inc. News Release, dated November 11, 2003.